Exhibit 99.1

9341 Courtland Drive, Rockford, MI 49351 Phone (616) 866-5500; Fax (616) 866-0257
FOR IMMEDIATE RELEASE
Contact: Mike Stornant (616) 866-5728

WOLVERINE WORLDWIDE ANNOUNCES COMPLETION OF DEBT REFINANCING

Rockford, Michigan, September 15, 2016 — Wolverine Worldwide (NYSE: WWW) announced the completion of its debt refinancing activities on September 15, 2016, including the amendment of its senior credit facility and the redemption of its 6.125% senior notes due 2020.

The resulting capital structure is expected to meaningfully benefit the Company, with estimated interest savings of $30 million through 2020 and more flexibility as a result of more favorable terms for use of cash.  Coupled with the recently announced four-year, $300 million share repurchase program, the new capital structure is expected to allow for greater capacity to repurchase shares beginning in 2016, as deemed appropriate, drive organic growth, or fund future acquisitions.

The completed refinancing included the following activities:

•                  Redemption of $375 million of 6.125% senior notes due 2020

•                  Issuance of $250 million of 5.000% senior notes due 2026

•                  Amendment of the Company’s senior credit facility, which will provide $150 million of incremental term loans and $100 million of incremental revolving credit facility

“We expect to continue to consistently generate significant cash and, as a result of our refinancing efforts, we are better positioned to return more of this value to shareholders,” said Mike Stornant, Senior Vice President and Chief Financial Officer.  “Further, we remain confident in the business’ direction and our strategic initiatives, focused on driving the global growth of our brands and improving bottom-line performance going forward.”

ABOUT WOLVERINE WORLDWIDE

With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel.  The Company’s portfolio of highly recognized brands includes: Merrell®, Sperry®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Sebago®, Chaco®, Bates®, HYTEST®, and Soft Style®.  The Company also is the global footwear licensee of the popular brands Cat® and Harley-Davidson®.  The Company’s products are carried by leading retailers in the U.S. and globally in approximately 200 countries and territories.  For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, which are statements relating to future, not past, events.  In this context, forward-looking statements often address management’s current beliefs, assumptions, expectations, estimates and projections about future business and financial performance, national, regional or global political, economic and market conditions, and the Company itself.  Such statements often contain words such aswords such as “guidance,” “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions.  Forward-looking statements include all matters that are not historical facts, and by their nature, address matters that are, to varying degrees, uncertain. They appear in a number of places throughout this press release and include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; currency fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for owned and contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; the failure of the U.S. Department of Defense to exercise future purchase options or award new contracts, or the cancellation or modification of existing contracts by the Department of Defense or other military purchasers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to the expanding into new markets and complementary product categories as well as consumer-direct operations; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and customers; increase in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks; the inability to attract and retain executive managers and other key employees; the potential breach of the Company’s databases, or those of its vendors, which contain certain personal information or payment card data; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other acquired intangibles; the success of the Company’s consumer-direct realignment initiatives; changes in future pension funding requirements and pension expenses; risks related to our substantial indebtedness; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto.

Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution investors that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained or incorporated by reference in this press release. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.  Given these risks and uncertainties, investors are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of such forward-looking statements, and we undertake no obligation to update, amend or clarify those statements, whether as a result of new information, future events or otherwise.  Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.